 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 21, 2020

Rivulet Media, Inc. (Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-32201 (Commission File Number)	33-0824714 (IRS Employer Identification No.)

1206 East Warner Road, Suite 101-I, Gilbert, Arizona 85296
 (Address of Principal Executive Offices) (Zip Code)

(480) 225-4052
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01
Entry into a Material Definitive Agreement

On December 21, 2020, Rivulet Media, Inc. (the “Company”) executed a Promissory Note payable to Daniel Crosser, as lender, pursuant to which the Company borrowed $40,000. The note matures on January 31, 2021.

On December 23, 2020, the Company executed a Promissory Note payable to John Morgan, as lender, pursuant to which the Company borrowed $20,000. The note matures on January 23, 2021. Mr. Morgan is a director of the Company

On December 26, 2020, the Company executed a Promissory Note payable to Cross Entertainment, L.L.C. (“Cross Entertainment”), as lender, pursuant to which the Company borrowed $110,000. The note matures on June 30, 2021. Michael Witherill, the Company’s President and CFO, is the member and manager of Cross Entertainment.

On January 5, 2021, the Company executed a Promissory Note payable to Lawrence M. Silver, as lender, pursuant to which the Company borrowed $70,000. The note matures on January 31, 2021.

On January 7, 2021, the Company executed a Promissory Note payable to Cross Entertainment, as lender, pursuant to which the Company borrowed $145,000. The note matures on January 31, 2021.

Each of the above notes is unsecured and bears no interest, and the unpaid principal may be accelerated upon an event of default as defined thereunder.

The descriptions of the promissory notes are only summaries of the material terms of the notes, do not purport to be a complete description of the notes, and are qualified in their entirety by reference to the form of note, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 2.03
Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01
Financial Statements and Exhibits.

(d)
Exhibits.

10.1
Form of Promissory Note.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2021

Rivulet Media, Inc., a Delaware corporation

By: /s/ Michael Witherill
       Michael Witherill, President and CFO

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